SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                   FORM 8-K
                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (D)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 13, 2004
                                                       ----------------

                         FRANKLIN ELECTRIC CO., INC.
                         ---------------------------
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           INDIANA                       0-362                35-0827455
           -------                       -----                ----------
(STATE OR OTHER JURISDICTION OF       (COMMISSION          (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)       FILE NUMBER)         IDENTIFICATION NO.)

         400 EAST SPRING STREET
           BLUFFTON, INDIANA                                46714
           -----------------                                -----
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

                               (260) 824-2900
                               --------------
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 5.  Other Events
---------------------

Franklin Electric Co., Inc., an Indiana corporation (the "Registrant") announced today its plans to consolidate the submersible turbine pump operations of FE Petro, Inc. and the service station hardware and flexible piping operations of EBW, Inc. and Advanced Polymer Technology, Inc.

The information contained in the Registrant's press release dated January 13, 2004, with respect to the consolidation is included in Exhibit 99 to this Form 8-K and is incorporated herein by reference.






SIGNATURES
----------



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       FRANKLIN ELECTRIC CO., INC.
                                       ---------------------------
                                              (Registrant)




Date  January 14, 2004           By  /s/ Gregg C. Sengstack
      ----------------              -----------------------
                                    Gregg C. Sengstack, Senior Vice
                                    President, Chief Financial
                                    Officer and Secretary (Principal
                                    Financial and Accounting Officer)

Exhibit Index
-------------

EXHIBIT NO. (99) Press release, dated January 14, 2004 issued by Franklin Electric Co., Inc.



                                                              EXHIBIT 99

ADDITIONAL EXHIBITS

Press Release
-------------


For Immediate Release                               For Further Information
Refer to Gregg C. Sengstack
260/824-2900



            FRANKLIN ELECTRIC ANNOUNCES PLANT CONSOLIDATION PLAN

Bluffton, IN - January 13, 2004 - Franklin Electric Co., Inc. (NASDAQ symbol:
FELE), announced today its plans to consolidate the submersible turbine pump operations of FE Petro, Inc. currently located in the Madison, Wisconsin area, and the service station hardware and flexible piping operations of EBW, Inc. and Advanced Polymer Technology, Inc. currently located in Muskegon, Michigan into a new leased facility in Madison, Wisconsin.

Ninety-four employees at the Muskegon facilities will be affected by the consolidation. Workforce reductions are anticipated to begin in May with the consolidation completed by July, 2004.

The cost of the consolidation is included in the previously disclosed cost estimate for the multi-year global manufacturing re-alignment of the Company totaling approximately $10 million pre-tax. Based on current plans, more than half of these incremental costs will be recognized, as incurred, in the last three quarters of 2004 with the balance expected to be recognized, as incurred, in the first three quarters of 2005.

Scott Trumbull, Chairman and CEO of Franklin Electric said "With the strengthening sales, substantial improvement in margins and integration of INCON completed, we believe that the move into this new facility is appropriate. In addition to the advantages of improving customer service levels, increasing efficiencies, enhancing product development effectiveness and reducing overhead costs; the new fueling systems facility will provide a unique opportunity for end users, distributors and contractors to receive state-of-the-art training and technical assistance for the petroleum industry's broadest range of underground fueling systems products."

Franklin Electric, a technical leader in electric motors, drives and controls, is the world's largest manufacturer of submersible water and fueling systems motors, a manufacturer of underground fueling systems hardware and flexible piping systems and a leader in engineered industrial motor products.


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

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. Any forward looking statements contained herein involve risks and uncertainties, including but not limited to, general economic and currency conditions, various conditions specific to the Company's business and industry, market demand, competitive factors, supply constraints, technology factors, government and regulatory actions, the Company's accounting policies, future trends, and other risks which are detailed in the Company's Securities and Exchange Commission filings. These risks and uncertainties may cause actual results to differ materially from those indicated by the forward-looking statements.

1